UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): April 12, 2004

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-32085	36-4392754
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2401 Commerce Drive

Libertyville, Illinois 60048

(Address of principal executive offices and zip code)

Registrant’s telephone number including area code: (847) 680-3515

(Former name or former address, if changed since last report): Not applicable

Item 4. Changes in Registrant’s Certifying Accountant.

After evaluating several independent audit firms, on April 12, 2004, the audit committee of the Board of Directors of Allscripts Healthcare Solutions, Inc. (“Allscripts” or the “Company”), appointed Grant Thornton LLP as the Company’s independent public accountant for the 2004 fiscal year.

In connection with this action, on April 12, 2004, the Company dismissed KPMG LLP as its independent auditor for the fiscal year that commenced January 1, 2004. During Allscripts’ two most recent fiscal years, the opinion of KPMG did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of Allscripts Healthcare Solutions, Inc. and subsidiaries as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating, “as discussed in Notes 2 and 5 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” on January 1, 2002.”

During Allscripts’ two fiscal years ended December 31, 2002 and 2003, and in the interim period from January 1, 2004 through April 12, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference thereto in their report of the financial statements for those years. Additionally, during this time frame there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The audit committee requested KPMG to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 16, 2004 is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2002 and 2003, through April 12, 2004 (the date Grant Thornton LLP was appointed), neither Allscripts nor the audit committee consulted Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 16, 2004, regarding change in certifying accountant.

99.1	Press Release issued April 16, 2004.

Item 9. Regulation FD Disclosure.

On April 16, 2004, Allscripts issued a press release that announced its change in independent public accountant for the 2004 fiscal year and the date of its earnings release for the quarter ended March 31, 2004. Further details are described in the press release issued on April 16, 2004, which is furnished as Exhibit 99.1 hereto and incorporated by reference herein. Such press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
(Registrant)

By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

Dated: April 16, 2004